UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013

PERRIGO COMPANY

(Exact name of registrant as specified in its charter)

MICHIGAN	001-09689	38-2799573
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (269) 673-8451

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2013, at the Meeting (as defined below), the shareholders of Perrigo Company (the “Company”) approved the amendment and restatement of the Perrigo Company 2008 Long-term Incentive Plan (the “LTIP”). The amendment and restatement of the LTIP was adopted by the Company’s Board of Directors in August 2013, subject to shareholder approval, and upon such approval became effective as of November 18, 2013. Shareholder approval of the LTIP was requested to:

•	continue to provide for the deductibility of future LTIP awards under Section 162(m) of the Internal Revenue Code;

•	rename the LTIP as the 2013 Long-Term Incentive Plan;

•	clarify the provisions providing for the award of dividend equivalents by adding a definition of “dividend equivalents,” which was permitted by the LTIP but not previously defined;

•	clarify the provisions providing for the award of restricted share units by providing a specific definition of “restricted share units;”

•	conform the definition of “change in control” to prior interpretation;

•	clarify the eligibility provisions to include in one section provisions previously included in other sections of the LTIP; and

•	clarify certain other administrative provisions.

The LTIP was described in and appended to the Company’s definitive proxy statement for the Meeting (the “Proxy Statement”) as filed with the Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference to Annex J of the Proxy Statement. The above description of the LTIP is qualified in its entirety by reference to the full text of the plan.

In connection with the shareholder approval of the amendment and restatement of the LTIP, the Company has adopted new forms of grant agreement for use in connection with the plan. Those forms of grant agreement are filed herewith as Exhibit 10.2.

The Company has adopted the Perrigo Company U.S. Severance Policy (the “Policy”) effective December 1, 2013, that covers U.S. employees of the Company who are (i) officers who directly report to the Company’s Chief Executive Officer, (ii) management employees at the Vice President or Director level, or (iii) managers, professionals, and support employees of the Company and its participating affiliates. Covered employees whose employment is involuntarily terminated without cause will be entitled, subject to certain requirements, to receive (i) a specified number of weeks of severance payments based on the employee’s base salary at the time of termination and his or her years of service with the Company, (ii) a pro-rated bonus based on the actual bonus payout payable at the regularly scheduled annual bonus payment date, (iii) employer-paid health and welfare coverage continuation to coincide with number of weeks for which the employee receives severance, and (iv) career transition services. Under the Policy, the officers who directly report to the Company’s Chief Executive Officer will be entitled to 52 weeks of severance to be paid as a lump sum or as salary continuation. Other covered management employees at the Vice President or Director level will be entitled to severance equal to the sum of 16 plus two times the number of full years employed by the Company, up to a maximum of 52 weeks of severance to be paid as a lump sum or as salary continuation. The Policy will not affect the terms of outstanding grants under the LTIP.

The foregoing summary of the Policy is qualified in its entirety by reference to the Policy, a copy of which is filed herewith as Exhibit 10.3.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 18, 2013, in Allegan, Michigan, Perrigo Company (the “Company”) convened a special meeting of its stockholders (the “Meeting”), relating to the Company’s pending acquisition of Elan Corporation, plc (“Elan”) through the formation of a new holding company incorporated in Ireland. The acquisition of Elan will be effected by means of a “scheme of arrangement” under Irish law, pursuant to a transaction agreement (“Transaction Agreement”), dated July 28, 2013, between Elan, Perrigo, Leopard Company (“MergerSub”), Habsont Limited and Perrigo Company Limited (f/k/a Blisfont Limited) (“New Perrigo”). Pursuant to the Transaction Agreement, MergerSub, a wholly owned indirect subsidiary of New Perrigo will merge with and into the Company (the “Merger”), the separate corporate existence of MergerSub will cease and the Company will continue as the surviving corporation. The Meeting was called to vote on the following proposals:

(1)	Approval of Transaction Agreement and the Merger. Proposal to adopt the Transaction Agreement and approve the Merger.

(2)	Reduction of Share Premium of New Perrigo to Create Distributable Reserves. Proposal to approve the creation of distributable reserves, by reducing some or all of the share premium of New Perrigo resulting from the issuance of New Perrigo ordinary shares pursuant to the Scheme of Arrangement by which New Perrigo will acquire Elan.

(3)	Advisory Vote on Compensation. Proposal to consider and, on a non-binding advisory basis, vote upon specified compensatory arrangements between Perrigo and its named executive officers relating to the Transaction Agreement.

(4)	Approval of Performance Goals in Perrigo Company Annual Incentive Plan. Proposal to re-approve the performance goals included in the Perrigo Company Annual Incentive Plan.

(5)	Approval of Amendment and Restatement of Perrigo Company 2008 Long-Term Incentive Plan. Proposal to approve the amendment and restatement of the Perrigo Company 2008 Long-Term Incentive Plan.

(6)	Adjournment Proposal. Proposal to approve any motion to adjourn the Perrigo special meeting, or any adjournments thereof, to another time or place if necessary or appropriate (i) to solicit additional proxies if there are insufficient votes at the time of the Perrigo special meeting to adopt the Transaction Agreement and approve the merger, (ii) to provide to Perrigo stockholders any supplement or amendment to the joint proxy statement/prospectus and/or (iii) to disseminate any other information which is material to the Perrigo stockholders voting at the special meeting.

There were 94,297,145 shares of common stock of the Company eligible to vote at the Meeting. A quorum was present at the Meeting. Proposal 1 was approved by the stockholders of the Company, with 77.27% of the outstanding shares eligible to vote and 98.02% of the shares voted at the Meeting voting “FOR” Proposal 1.

Proposal 2 was approved by the stockholders of the Company, with 77.36% of the outstanding shares eligible to vote and 98.14% of the shares voted at the Meeting voting “FOR” Proposal 2. Proposal 3 was approved by the stockholders of the Company, with 69.39% of the outstanding shares eligible to vote and 88.02% of the shares voted at the Meeting voting “FOR” Proposal 3. Proposal 4 was approved by the stockholders of the Company, with 68.48% of the outstanding shares eligible to vote and 86.87% of the shares voted at the Meeting voting “FOR” Proposal 4. Proposal 5 was approved by the stockholders of the Company, with 66.97% of the outstanding shares eligible to vote and 84.96% of the shares voted at the Meeting voting “FOR” Proposal 5. Because sufficient votes were received to pass Proposal 1, Proposal 6 was not voted upon at the Meeting. The voting results of Proposals 1, 2, 3, 4 and 5 are as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 1

Approval of Transaction Agreement and the Merger	72,851,497	164,168	1,311,259	32,284

Proposal 2

Reduction of Share Premium of New Perrigo to Create Distributable Reserves	72,943,554	185,624	1,197,746	32,284

Proposal 3

Non-Binding Advisory Vote on Compensation	65,420,577	7,620,866	1,285,481	32,284

Proposal 4

Approval of Performance Goals in Perrigo Company Annual Incentive Plan	64,570,098	9,600,018	156,808	32,284

Proposal 5

Approval of Amendment and Restatement of Perrigo Company 2008 Long-Term Incentive Plan	63,147,177	10,983,388	196,359	32,284

Item 8.01.	Other Events.

On November 18, 2013, the Company issued a press release announcing the results of the Meeting held on November 18, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Perrigo Company 2013 Long-Term Incentive Plan (incorporated by reference to Annex J to the Company’s definitive Proxy Statement filed on October 15, 2013).

10.2	Forms of Grant Agreement under the Perrigo Company 2013 Long-Term Incentive Plan.

10.3	Perrigo Company U.S. Severance Policy.

99.1	Press Release, dated November 18, 2013.

No Offer or Solicitation

This announcement is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This announcement includes certain ‘forward looking statements’ within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Perrigo, its expectations relating to the transactions contemplated by the Transaction Agreement and its future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about Perrigo’s management’s beliefs and expectations, are forward looking statements. Words such as ‘believes’, ‘anticipates’, ‘estimates’, ‘expects’, ‘intends’, ‘aims’, ‘potential’, ‘will’, ‘would’, ‘could’, ‘considered’, ‘likely’, ‘estimate’ and variations of these words and similar future or conditional expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements.

Examples of such forward looking statements include, but are not limited to, statements about expected benefits and risks associated with the transactions contemplated by the Transaction Agreement, projections or expectations of profit attributable to shareholders, including estimated synergies, anticipated provisions or write-downs, economic profit, dividends, capital structure or any other financial items or ratios; statements of plans, objectives or goals of Perrigo, New Perrigo, Elan or the combined business following the transactions contemplated by the Transaction Agreement; statements about the future trends in tax or interest rates, liquidity, foreign exchange rates, stock market levels and demographic trends and any impact that those matters may have on Perrigo, New Perrigo, Elan or the combined company following the transactions contemplated by the Transaction Agreement; statements concerning any future Irish, UK, US or other economic or regulatory environment or performance; statements about strategic goals, competition, regulation, regulatory approvals, dispositions and consolidation or technological developments in the healthcare and lifesciences industry; and statements of assumptions underlying such statements.

While Perrigo believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Perrigo’s control. By their nature, forward looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from Perrigo’s current expectations depending upon a number of factors affecting Perrigo’s business, New Perrigo’s business, Elan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the transactions contemplated by the Transaction Agreement; subsequent integration of the transactions contemplated by the Transaction Agreement and the ability to recognize the anticipated synergies and benefits of the transactions contemplated by the Transaction Agreement; the receipt of required regulatory approvals for the transactions contemplated by the Transaction Agreement (including the approval of antitrust authorities necessary to complete the transactions contemplated by the Transaction Agreement); access to available financing (including financing for the transactions contemplated by the Transaction Agreement) on a timely basis and on reasonable terms; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; market acceptance of and continued demand for Perrigo’s, New Perrigo’s and Elan’s products; changes in tax laws or interpretations that could increase Perrigo’s or the combined company’s consolidated tax liabilities; and such other risks and uncertainties detailed in Perrigo’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Perrigo’s Form 10-K for the fiscal year ended June 29, 2013, in Perrigo’s subsequent filings with the SEC and in other investor communications of Perrigo or New Perrigo from time to time.

The forward-looking statements in this announcement are made only as of the date hereof, and unless otherwise required by applicable securities laws, each of Perrigo and New Perrigo disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Profit Forecast/Asset Valuation

No statement in this announcement is intended to constitute a profit forecast or asset valuation for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for either Perrigo, New Perrigo or Elan, as appropriate.

Dealing Disclosure Requirements

Persons interested in 1 per cent or more of any relevant securities in Elan or Perrigo may have disclosure obligations under rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

Irish Takeover Rules

The Perrigo directors accept responsibility for all the information contained in this announcement other than information relating to Elan, the directors of Elan and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Perrigo directors (who have taken all reasonable care to ensure that such is the case), the information in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Barclays, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for Perrigo and no one else in connection with the matters described herein and will not be responsible to anyone other than Perrigo for providing the protections afforded to its clients or for providing advice in relation to the matters described in this announcement or any transaction or any other matters referred to herein.

General

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY
(Registrant)

	By:	/s/ Judy L. Brown

Dated: November 18, 2013		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

Exhibit 10.1 –	Perrigo Company 2013 Long-Term Incentive Plan (incorporated by reference to Annex J to the Company’s definitive Proxy Statement filed on October 15, 2013).

Exhibit 10.2 –	Forms of Grant Agreement under the Perrigo Company 2013 Long-Term Incentive Plan.

Exhibit 10.3 –	Perrigo Company U.S. Severance Policy.

Exhibit 99.1 –	Press Release, dated November 18, 2013.